UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2004

                              ADOLPH COORS COMPANY
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             (Exact name of registrant as specified in its chapter)

          Delaware                   1-14829                84-0178360
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation             File Number)          Identification No.)

           311 - 10th Street
            Golden, Colorado                                   80401
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 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code 303.279.6565

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 9. REGULATION FD DISCLOSURE

      On August 3, 2004, Adolph Coors Company issued a press release announcing that Coors Brewers Limited (CBL), its operating subsidiary in the United Kingdom, reached an agreement with Service Dispense Equipment Ltd. (SDE) to outsource the management and servicing of CBL's on-trade dispense equipment. A copy of this communication is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      Pursuant to instruction B.2 of Form 8-K, the information contained in this report shall not be deemed to be "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ADOLPH COORS COMPANY
                                                 (Registrant)
Date: August 3, 2004
                                                 /s/ Annita M. Menogan
                                                 Annita M. Menogan, Secretary
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                                  EXHIBIT INDEX

Exhibit No.        Description
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99.1       Release dated August 3, 2004